UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K
                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) May 20, 2005
                                                    -----------------



                               ROUNDY'S, INC.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


     Wisconsin                         002-94984                 39-0854535
 -----------------                ----------------------     -------------------
 (State or other Jurisdiction    (Commission File Number)    IRS Employer
  of Incorporation)                                          Identification No.)


               875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202
      -----------------------------------------------------------------------
            (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code (414) 231-5000
                                                          --------------

                            Not Applicable
                       ----------------------
         (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         -- Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
         -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
         -- Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))
         -- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
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On May 20, 2005, Roundy's, Inc. ("Roundy's" or the "Company") entered into a
Fifth Amendment (the "Fifth Amendment") to its $375,000,000 Credit Agreement dated as of June 6, 2002 (as amended) among Roundy's Acquisition Corp., Roundy's, Inc., as Borrower, the several banks, financial institutions and other entities from time to time parties thereto, Bear Stearns & Co., Inc., as sole lead arranger and sole bookrunner, Bear Stearns Corporate Lending, Inc., as administrative agent, Canadian Imperial Bank of Commerce, as syndication agent, and the institutions listed in the Credit Agreement as documentation agents.

The Fifth Amendment amends the Credit Agreement to permit Roundy's to pay the previously-announced one-time cash dividend on its capital stock in an amount up to $85 million, and further amends the Credit Agreement to provide Roundy's with the ability to increse its total revolving commitments under the Credit Agreement and to prepay, repurchase or redeeem a portion of its Senior Subordinated Notes, all on the terms and conditions and subject to the limitations set forth in the Fifth Amendment. The foregoing description of the terms of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment which is attached as Exhibit 99.1 to this Current Report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.


Item 9.01         Financial Statements and Exhibits
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(a)      None
(b)      None
(c)      Exhibit 99.1 Fifth Amendment dated as of May 20, 2005, to
         $375,000,000 Credit Agreement dated as of June 6, 2002 and amended as of December 10, 2002, May 12, 2003, March 29, 2004 and March 10, 2005
         among Roundy's Acquisition Corp., Roundy's, Inc., as Borrower, the several banks, financial institutions and other entities from time to time parties thereto, Bear Stearns & Co., Inc., as sole lead arranger and sole bookrunner, Bear Stearns Corporate Lending, Inc., as administrative agent, Canadian Imperial Bank of Commerce, as syndication agent, and the institutions listed in the Credit Agreement as documentation agents.

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ROUNDY'S, INC.
                                           ---------------
                                           (Registrant)



Date:    May 25, 2005                      BY /DARREN W. KARST
         ------------                      -------------------
                                           Darren W. Karst
                                           Executive Vice President
                                           and Chief Financial Officer